APPLIED MINERALS INC.

World Class Producer of Halloysite Clay & Technical Grade Iron Oxides

Annual Shareholder Meeting

Management Presentation

December 2015

Safe Harbor Statement & SEC Cautionary Note

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this presentation and the oral presentation accompanying it as well as in the Q&A that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended Section 21E of the Securities Exchange Act of 1934 as amended and the Private Securities amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, included within our Form 10-K for the year ended December 31, 2014, which was filed on March 27th, 2015. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence forward looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

CAUTIONARY NOTE TO U.S. INVESTORS

The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation (or press release), such as "measured," "indicated," and "inferred" "resources," which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from our website at http://www.sec.gov/edgar.shtml.

Applied Minerals Highlights

- Highest Purity producer of Halloysite Clay and Advanced Natural Iron Oxides
- Vertically integrated through 100% ownership of the Dragon Mine in Utah
  - World Class Resource of Halloysite Clay and Technical Grade Iron Oxide
  - Purest known commercial source of both minerals in the world
- Produce Halloysite Clay and Iron Oxide under the DRAGONITE™ and AMIRON™ trade names, respectively
- Commercial, or in commercial-scale development, with several Fortune 500 companies
- Sizable market opportunities in high-value, sustainable specialty market applications
- In production with large measured resources, processing plant and state-of-the-art quality control and product development laboratory
- In production with 50,000 tons of combined processing capacity.

Capital Structure

Fully Diluted Capital Structure[(1)]	
Fully diluted shares outstanding (M)	97.1
Price per share	$0.39
Market capitalization (M)	$37.9
Convertible Notes (mm)[2]	$35.8
Cash balance (mm)[3]	$2.7
Enterprise value (M)	$71.0
NOLs[4]	$67.3

(1) Pro forma as of December 4, 2015 for exercise of all outstanding "in the money" options vested and unvested, exercised on on a cashless basis using closing price at December 4, 2015.
(2) 10% mandatorily PIK convertible Notes due 2023 and 2024 as of 12/4/15. Convert into the Company's common stock at a conversion price of $1.36 per share and $0.92 per share, respectively. The Notes are mandatorily convertible after one year and two years, respectively, from their issue dates.
(3) Cash balance as of 12/4/15.
(4) NOLs available to the Company as of 9/30/15 – for further information regarding the NOL, refer to Note 12 - Income Taxes of the Company's 2014 Form 10-K

About Halloysite Clay & Iron Oxide

About Halloysite Clay

- Halloysite is an aluminosilicate clay exhibiting a rare, naturally-occurring hollow tubular structure
  - Non-toxic, biocompatible & natural clay
  - Formation occurs under extremely rare geological conditions
  - Halloysite advantages relate to the properties imparted by its unique natural tubular structure, high surface area, and reactivity
- Traditional applications include the production of ceramics (i.e. porcelain & fine china) and catalysts



100 nm

About Iron Oxide

- Iron oxide is Fe_2O_3
- Widely used as a durable pigment in paints, coatings and colored concretes, as well as in other technical applications (i.e. water purification, desulphurization, foundry and catalysts)





Dragon Mine Operation - Silver City, Utah











Dragon Mine Resources: Clay

Clay - Underground

Dragon Mine Area: Pit	
Pure Halloysite	
Tonnage	629,650
Resource Status Under JORC Code	Measured
Halloysite	94.0%
Total clay content	**94.0%**
Mixture of Clay	
Tonnage	565,575
Resource Status Under JORC Code	Measured
Halloysite	42.6%
Kaolinite	19.2%
Illite-Smectite	11.6%
Clay content	**73.4%**

Dragon Mine Area: Western	
Mixture of Clay	
Tonnage	862,903
Resource Status Under JORC Code	Measured
Halloysite	6.7%
Kaolinite	47.2%
Illite-Smectite	17.5%
Total clay content	**71.4%**

Combined Clay Tonnage:	2,058,128

Clay - Surface Piles

Surface Piles	
Whole-Rock Analysis	
Tonnage	4,546,145
Resource Status Under JORC Code	Inferred
Halloysite	10.3%
Kaolinite	11.3%
Illite-Smectite	20.0%
Other	57.99%
** Can be upgraded by wet process or utilized for alternative markets	

- **Additional areas of clay identified and will be included in future resource reports**

- Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp

Dragon Mine Resources: Iron Oxide

- Exceptionally High Grade Iron Oxide Resource

Dragon Mine Area: Pit	
Tonnage	2,631,825
Resource Status	Measured
Hematite	24.3%
+ Goethite	69.7%
= Total	**94.0%**

Dragon Mine Area: Western	
Tonnage	670,450
Resource Status	Measured
Hematite	75.9%
+ Goethite	20.2%
= Total	**96.1%**

- High Purity + ultra-low levels of trace metal impurities = Broad Market Applicability







- Additional areas of iron oxide identified and will be included in future resource reports

- Tonnages are classified as resources, not reserves, under JORC Code. The process and consequences of converting resources into reserves are explained in the JORC Code at: http://www.jorc.org/jorc_code.asp

Dragon Mine Production Capabilities






- **Two plants with combined processing capacity of up to 50,000 tons/year**
- Supported by adjoining state-of-the-art quality control lab
- New processing capabilities provide significant product enhancements to **expedite commercialization timeline**
- **Minimal capital needed to significantly expand capacity and can be done with cash flows as the business scales up**






2015 Milestones

- Receipt of $5.0M AMIRON technical iron oxide contact for a specialized catalyst application
- Receipt of initial commercial order for DRAGONITE within catalyst and molecular sieve market
- Engaged key industry veterans in several target verticals to serve in advisory roles
- Expansion of internal sales team through the hiring of new Head of Sales and Technical Sales/Product Development Manager
- Build out of distribution network through partnership with three leading specialty distributors with the USA now covered
- Streamlined operations resulting in reducing annual fixed costs From ~$9.0M to under $6.0M to enhance liquidity profile


APPLIED MINERALS
DRAGONITE™

APPLIED MINERALS

Cosmetics



Cosmetics Market Update

Current status of Joint Venture

- Focused in 2015 on finalizing the details of a joint venture agreement with a leading developer and retailer of cosmetics
- Produced several prototypes built on Dragonite Clay clinically proven to outperform industry leading product benchmarks
  - **AMI retained ownership of these product formulations**
- The "Halloysite-based brand concept" was met with significant buy-in from various retail channels
- Parties were ultimately unable to come to economic terms deemed equitable by AMI, especially in light of the requirement to grant the partner global exclusivity on the entire "beauty industry"

Cosmetics Market Update

Several Options With Key Partners and Advisors

What Did We Learn to Provide Confidence Going Forward?

- Dragonite is a novel and effective cosmetic ingredient
  - Significant property improvements through the incorporation of Dragonite Halloysite Clay
  - Clinically tested to demonstrate performance advantages of leading products in their category

- The cosmetic industry is excited about Dragonite performance and marketability
  - Actively being approached by other industry players interested in a partnership with AMI
  - Products and concepts were well received by significant players in the sales channel

What Are Our Potential Paths Forward?

- Joint venture with an industry leader
- Exclusive royalty agreements by application vertical with industry leaders
- Launch proprietary brand

Cosmetics Market Update

Operating Under the Guidance of Multiple Key Advisors

Shekhar Mitra, Ph.D.

- Former SVP of Global Corporate R&D for Proctor & Gamble
- Responsible for launch of products such as Crest Whitestrips, Prilosec, Olay Regenerist, amongst many others
- Serves on the Board of several industry leading consumer brand companies
- Awarded over 50 patents

HCT Group

- Global leader in innovation, design, manufacturing and turnkey solutions for the cosmetics industry
- Extensive industry relationships

APPLIED MINERALS



Catalysts & Molecular Sieves

Dragon Mine History of Supply to Catalyst Market

Filtrol Corporate Brochure from 1970s


FILTROL
Properties, People, Products



Experienced miners remove clay from Filtrol's Dragon mine in Utah.

- Former Dragon Mine operator, Filtrol Corp, produced and sold 1.1M tons halloysite to FCC hydrocracking and hydrotreating catalyst market and to catalyst support market from 1949-1976
- Production ceased due to underground fire in 1976
- Made mine inaccessible for years

Initial DRAGONITE Commercial Order

We received an initial order for our DRAGONITE halloysite clay for use in a specialty zeolite adsorbent application

- Customer is a global specialty chemicals company
- Initial purchase order of $228,000 to be recognized in Q4 2015 and Q1 2016
- We anticipate receipt of additional purchase orders in 2016
- Result of cooperative development process with customer dating back to 2014



2016 Pipeline

- Two ongoing scale-up trials in addition to recent customer win

Zeolite Molecular Sieve Market		
2014	$3.12B	
2022	$4.27B	3.9% CAGR

Source: Grand View Research

Catalyst Market Opportunity Today

Large opportunity for Dragonite Halloysite still exists in catalyst and adsorbent market

Engagement of Geoff Wilson, Ph.D. as Commercial Advisor

- Former Filtrol Senior Executive
- Involved in technical and commercial aspects of Filtrol Halloysite-based catalyst
- Remains active leader in industry
- Role is to advise and support on technical & commercial development, market positioning and assist in further market penetration of both catalyst and molecular sieve/ adsorbent market

$25.3B Catalyst Market Breakdown



Refining
28%
Environmental
35%
Petrochemicals
17%
Polymers
14%
Fine Chemicals &
Intermediates – 6%

Source: TCGR's "Intelligence Report: Business Shifts in the Global Catalytic Process Industries, 2013-2019


APPLIED MINERALS
Advanced Natural Iron Oxides

$5.0M Initial Contract for AMIRON

We received an initial order for our AMIRON technical grade Iron oxide to be used in a specialized catalyst application

- Initial $5.0M contract to be recognized over 18 months
- 5 year exclusivity provision
  - Limited to the specific application – AMI is able to sell products to other non-competitive applications
  - Extendable by an additional 5 years with an $8.0M purchase order deliverable over 24 months
- Take-or-pay structure provides security of cash flows
- Began production and currently delivering product under the contract



Pipeline Iron Oxide Opportunities

Pursuing additional high volume technical iron oxide opportunities

Technical Iron Oxide Opportunities

- Oilfield services
  - Drilling Muds Weighting Agents – Significant potential pipeline opportunity being developed for 2016
- Agriculture
- Pet Food
- Foundry





Expansion of Sales and Distribution Infrastructure

Expansion of Sales & Distribution Infrastructure

Appointed Brian Newsome as Director of Sales

- Responsible for management of the sales, distribution and marketing efforts
- Previously Sales Manager at BASF Corporation responsible for specialty clay sales to paint, coatings, plastics, and rubber markets and, prior to that, BASF Catalysts LLC (formerly Engelhard Corporation)
- 20 years of sales experience

Appointed Pat Abbott as Technical Sales and Product Development Manager

- Responsible for technical sales and marketing of specialty additives including TiO2
- Previously with Huntsman Corporation, Engelhard, and BASF Corporation
- 17 years of technical marketing and product development experience

Current Customer and Pipeline Opportunities


Paints and Coatings


Flame Retardancy


Ceramics


Polymer Composites


Catalysts & Molecular Sieves


Cosmetics


Coatings & Adhesives


Controlled Release


Technical


Pigmentary

Expansion of Sales & Distribution Infrastructure

Partnership with Three New Leading Specialty Distributors

Provides addition of 50+ technical sales specialists

HORN
We orchestrate success™

- **Exclusive Territory:** Western and Southwestern United States
- **Products Represented:** Dragonite and Amiron
- **Specialty Markets:** Paints and coatings, polymer composites, flame retardants, controlled release, env. remediation, agriculture, catalysts and molecular sieves, and cosmetics

BRANDT

- **Exclusive Territory:** Midwestern United States
- **Products Represented:** Dragonite and Amiron
- **Specialty Markets:** Paints and coatings, graphic arts, adhesives, polymer composites, rubber, agriculture, concrete admixtures, and other related markets

KDG KODA

- **Exclusive Territory:** Eastern and Southern United States
- **Products Represented:** Dragonite
- **Specialty Markets:** Coatings, adhesives, sealants, elastomers, construction, personal care, lubricants, agriculture, pharma and urethanes

Expanded Sales Infrastructure

National Distribution Coverage

APPLIED MINERALS
DRAGONITE™



BRANDT
TECHNOLOGIES
KODA
DISTRIBUTION
E.T. HORN

APPLIED MINERALS
AMIRON™



BRANDT
TECHNOLOGIES
E.T. HORN
OPEN
Horn, Brandt, Lorama, Internal AMI

APPLIED MINERALS INC.

Producer of Halloysite Clay & Advanced Natural Iron Oxides

Cost Structure Initiatives

Cost Structure Initiatives

Reduction of Annual Fixed Costs From ~$9.0M to Under $6.0M

- Enhances liquidity and strengthens operational model to execute on current business and pipeline opportunities

- No disruption to sales and marketing efforts or ability to satisfy current business/pipeline opportunities

- Derived from efficiencies in all aspects of the business:
  - **Corporate:**
    - I. Restructuring of compensation of certain members of management and board of directors
    - II. Outsourcing of certain professional services
    - III. Assumption of CFO duties by current management member, Chris Carney
  - **Operations:**
    Reduction of headcount and heavy expenditures from completion of required exploration and development work (upgraded resource statement expected soon)

- Further liquidity enhancement through upcoming auction of non-core Idaho properties and future sales contracts

Auction of Non-Core Idaho Real Estate

- Auctioning 1,000 acres of non-core real estate holdings in Shoshone County, Idaho
- Scheduled for December 15th through J.P. King Auction Company



Properties include:

- Historic Atlas Mine Property (Reserve)
  - 705 patented acres of land, 185 leased acres and 3 mining portals
  - Situated between Lookout Pass Ski Resort and Wallace, Idaho
- Trapper Creek Property (Absolute)
  - 97 patented acres with timber and portal with recreation opportunities
- Aulbach Property (Absolute)
  - 95 patented acres and developed logging roads
- Sister Property (Absolute)
  - 120 acres patented of land partially timbered with recreation opportunities



Capital Structure

Fully Diluted Capital Structure(1)	
Fully diluted shares outstanding (M)	97.1
Price per share	$0.39
Market capitalization (M)	$37.9
Convertible Notes (mm)[2]	$35.8
Cash balance (mm)[3]	$2.7
Enterprise value (M)	$71.0
NOLs[4]	$67.3

(1) Pro forma as of December 4, 2015 for exercise of all outstanding "in the money" options vested and unvested, exercised on on a cashless basis using closing price at December 4, 2015.
(2) 10% mandatorily PIK convertible Notes due 2023 and 2024 as of 12/4/15. Convert into the Company's common stock at a conversion price of $1.36 per share and $0.92 per share, respectively. The Notes are mandatorily convertible after one year and two years, respectively, from their issue dates.
(3) Cash balance as of 12/4/15.
(4) NOLs available to the Company as of 9/30/15 – for further information regarding the NOL, refer to Note 12 - Income Taxes of the Company's 2014 Form 10-K

Key Takeaways

- **2015 was a transformative year for Applied Minerals**

- Best-in-class sales and distribution network established with strong expertise across AMI's targeted end market verticals
- Significant contracts for both Dragonite halloysite clay and Amiron Technical Iron Oxide
- Solid pipeline with significant revenue opportunities in 2016 and beyond
- Streamlined financial profile
  - Low free cash flow break-even (~$6.4M revenue)

APPLIED MINERALS INC.

Producer of Halloysite Clay & Advanced Natural Iron Oxides

Thank you for your attendance.

Questions

Appendix

Experienced Management Team

Andre M. Zeitoun – President, Chief Executive Officer, and Director

- 16+ years investing in operational turnarounds with a focus on early stage, emerging growth industries – most recently as a Portfolio Manager with SAC Capital/Cr Intrinsic Investors
- Responsible for executing the turnaround and rebranding of the Company and its products
- Successfully led the Company from exploration stage to commercialization

Brian Newsome – Head of Sales

- 20 years of sales experience
- Previously Sales Manager at BASF Corporation responsible for specialty kaolin sales to paint, coatings, plastics, and rubber markets

Rogerio Galante – Head of Iron Oxide Business Unit

- 15+ years experience at LanXess AG (IOP Group), the largest iron oxide producer globally
- Sales Manager of Inorganic Pigments, Brazil; Deputy Head and Product Portfolio Manager, North America

Eric Nedreberg – Operations Manger, Dragon Mine

- 20+ years industry experience – Ceramic Engineer
- Sales & plant management roles at Resco Products & United Clays

Chris Carney– Chief Financial Officer

- 7 years with Applied Minerals in both CFO and Business Development capacity
- MBA in Finance from Tulane University

Board of Directors

Bob Betz – Independent Board Member
- 50 years industry experience
- Former President of Henkel Corp North America, Chemicals and Cognis Gmbh, NA.

Mario Concha – Independent Board Member
- 50 years industry experience
- 7 years as President of Georgia Pacific, Chemicals Division ($1.0B revenue)

John Levy – Chairman of the Board – Independent Board Member
- CEO for Board Advisory– a consulting firm that assists public companies (or companies aspiring to be public) with corporate governance, corporate compliance, financial reporting and financial strategies
- 30 years of progressive financial, accounting, and business experience
- CPA with national public accounting firms Ernst & Young, Laventhol & Horwath, and Grant Thornton

David Taft – Board Member
- President of IBS Capital Corporation, an investment management firm, which he founded in 1990
- 23.5% ownership of Applied Minerals

Board of Directors

Bradley Tirpak – Independent Board Member

- Managing member of several investment partnerships and former portfolio manager at CSFB, Caxton Associates, and Sigma Capital Management
- Chairman of the Board of Directors of Full House Resorts
- Founder and former CEO of Access Telecom, an international telecommunications company based in Mexico

Ali Zamani – Independent Board Member

- Portfolio Manager at Gefinor Capital Management and Chief Investment Officer of the GEF Opportunities Fund
- Background in Portfolio Management at Goldman Sachs with a focus on the energy, materials, utilities and industrials sectors

Andre Zeitoun – President, CEO

- See management bio

Technical & Resource Development Advisors

Technical Advisors

Shekhar Mitra, Ph.D. – Commercial and Strategic Advisor

- Former SVP of Global Corporate R&D for Proctor & Gamble responsible for launch of well-recognized products such as Crest Whitestrips, Prilosec, Olay Regenerist, amongst many others
- Currently serves on the Board of Directors and Board of Advisors for several leading consumer-based companies such as International Flavors and Fragrances (IFF), Orabruch/Molio, and Vyome Biosciences
- Awarded the prestigious Ellis Island Medal of Honor by U.S. Congress and listed in the Congressional Record for his contributions in consumer innovations
- Awarded over 50 patents

Geoffrey R. Wilson, Ph.D. – Commercial and Strategic Advisor

- Former Filtrol Senior Executive
- Involved in technical and commercial aspects of Filtrol Halloysite-based catalyst and remains active leader in industry today
- Role is to advise on technical development, market positioning and assist in further market penetration of both catalyst and molecular sieve/ adsorbent market

Ed Volk – Marketing & Sales Agent

- 45 years of marketing, sales, and management experience in the polymer and additive industry.
- Currently consulting on special projects for leading companies such as Evonik and Nexolve.
- Held key positions at industry leaders such as Soltex (International Sales Manager for Automotive), Total (Polypropylene and Polyethylene National Sales Manager), and Solvay (Fluorine Polymer Sales)

Technical & Resource Development Advisors

Eric Wisnefsky – Strategic Advisor

- 15 years of chemical industry experience. Former President and Chief Executive Officer of Galata Chemicals LLC.
- Various senior positions at Chemtura including and VP of Strategy, Treasurer, and General Manager of the PVC Additives business

Resource Development

Ian Wilson – Independent Geologist BSc, MSc, PhD

- 35 years working with industrial minerals on a global scale and recognized expert in halloysite.
- Degree in Geology from Kingston (University of London External) and MSc (Geochemistry) and PhD from University of Leeds.
- 28 years for English China Clays/Imerys as a geologist and managed overseas kaolin operations in Brazil and Spain with Project Management roles in start-up Ground Calcium Carbonate (GCC) operations in Sweden and China.
- Recipient of the SME Hal Williams Hardinge Award in 2009 in recognition of his services to industrial minerals.
- Considered a "competent person" under the JORC.

Contact Information

Applied Minerals, Inc.
110 Greene Street
Suite 1101
New York, NY 10012
Phone: 800-356-6463
www.appliedminerals.com


DRAGONITE
Halloysite Clay


APPLIED MINERALS
Advanced Natural Iron Oxides

Investor Relations Contact:
Greg Falesnik
MZ North America
Senior Vice President
Direct: 949-385-6449
greg.falesnik@mzgroup.us
www.mzgroup.us